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                                                                   Exhibit 10.12


                             ARBITRATION RESOLUTION



(a)   Binding Arbitration.

      The undersigned hereby agree that all controversies and claims of any nature arising directly or indirectly out of any and all loan transactions between them and any related agreements, instruments or documents, shall at the written request of any party be arbitrated pursuant to the applicable rules of the American Arbitration Association. The arbitration shall occur in the State of Arizona. Judgment upon any award rendered by the arbitrator(s) may be entered in any court having jurisdiction. The Federal Arbitration Act shall apply to the construction and interpretation of this arbitration agreement.

(b)   Arbitration Panel.

      A single arbitrator shall have the power to render a maximum award of one hundred thousand dollars. When any party files a claim in excess of this amount, the arbitration decision shall be made by the majority vote of three arbitrators. No arbitrator shall have the power to restrain any act of any party.

(c)   Provisional Remedies, Self-Help, and Foreclosure.

      No provision of subparagraph (a) shall limit the right of any party to exercise self-help remedies, to foreclose against any real or personal property collateral, or to obtain any provisional or ancillary remedies (including but not limited to injunctive relief or the appointment of a receiver) from a court of competent jurisdiction. At Lender's option, it may enforce its rights under a mortgage by judicial foreclosure, and under a deed of trust either by exercise of power of sale or by judicial foreclosure. The institution and maintenance of any remedy permitted above shall not constitute a waiver of the right to submit any controversy or claim to arbitration. The statute of limitations, estoppel, waiver, laches, and similar doctrines which would otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding.

(d)   Counterparts.

      This Arbitration Resolution may be executed in counterparts, all of which executed counterparts shall together constitute a single document. Signature pages may be detached
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      from the counterparts and attached to a single copy of this Arbitration
      Resolution to physically form one document.

Agreed to this 25th day of July, 1997.

                                    BANK ONE, ARIZONA, NA, a national banking association



                                    By: /s/ Steve Reinhart
                                       -----------------------------------------
                                    Name: Steve Reinhart
                                    Title: Vice President

                                                                          LENDER


                                    CONTINENTAL CIRCUITS CORP., a Delaware
                                    corporation



                                    By: /s/ Frederick G. McNamee III
                                       -----------------------------------------
                                    Name: Frederick G. McNamee III
                                    Title: President and CEO

                                                                        BORROWER


                                    CONTINENTAL CIRCUITS INTERNATIONAL
                                    INC., a Barbados corporation



                                    By: /s/ Frederick G. McNamee III
                                       -----------------------------------------
                                    Name: Frederick G. McNamee III
                                    Title: President


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                                    CCIR OF TEXAS CORP., a Texas corporation



                                    By: /s/ Frederick G. McNamee III
                                       -----------------------------------------
                                    Name: Frederick G. McNamee III
                                    Title: President

                                                                      GUARANTORS


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